                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2007

                                  NEOSTEM, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                      0-10909                 22-2343568
       --------                      -------                 ----------
    (State Or Other               (Commission              (IRS Employer
    Jurisdiction Of               File Number)           Identification No.)
     Incorporation)

         420 Lexington Avenue, Suite 450
               New York, New York                              10170
--------------------------------------------------------------------------------
    (Address of principal executive offices)                 (Zip Code)

             Registrant's telephone number, including area code: (212)-584-4180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))


Item 7.01.       Regulation FD Disclosure.

     NeoStem, Inc. (the "Company"), is furnishing presentation materials, included as Exhibit 99.1 to this current report and incorporated into this item by reference, which will be used by the Company at the Acumen BioFin Rodman and
Renshaw Healthcare Conference on November 5, 2007.

Item 9.01.       Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1     Presentation to Investors


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEOSTEM, INC.

                                    By: /s/ Catherine M. Vaczy
                                        ----------------------------------------
                                        Catherine M. Vaczy
                                        Vice President and General Counsel

Dated: November 1, 2007